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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or  15(d) of

                     The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            April 3, 2000
                                                       ---------------------

                           RAINMAKER SYSTEMS, INC.
----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

        Delaware                   0-28009              33-0442860
----------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

1800 Green Hills Road Scotts Valley, California             95066
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   (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (831) 430-3800
                                                    ------------------------

                                    None
----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

                                       1
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ITEM 5    OTHER EVENTS
          ------------

     On February 3, 2000, Rainmaker Systems, Inc. (the "Company") issued a press release announcing its fourth quarter and annual results as of and for the year ended December 31, 1999. The Statements of Operations data attached to the
press release omitted   one line item labeled "Excess of redemption of preferred
stock over stated value".   This line item, which does not impact Net income
(loss) should have been  subtracted from Net income (loss) to calculate Income
(loss) available to common stockholders. The amount shown on this line should read $ (1,941,000) for the year ended December 31, 1999 and zero for all other periods presented. Including this line item, the loss available to common stockholders for the year ended December 31, 1999 is $ (10,515,000) versus $ (8,574,000) as indicated on the Statements of Operations data attached to the February 3, 2000 press release. Basic and diluted net loss per common share should read $(0.49) versus $(0.40). The corrected Statement of Operations data with the noted line item is shown below.

     Pro forma basic and diluted net income (loss) per share amounts are not affected by this exclusion.

     All of the outstanding shares of preferred stock were converted to common stock immediately prior to the closing of the Company's initial public offering in November 1999. This conversion is included in the calculation of the number of shares outstanding for basic and diluted pro forma net income (loss) per share as if it occurred at the beginning of the period. The conversion of the preferred shares to common shares will be reflected in the calculation of basic and diluted net income (loss) in future periods.

                                           Rainmaker Systems, Inc
                                           Statements of Operations
                                 (in thousands, except per share amounts)

                                                              Three months ended           Years ended
                                                                 December 31,               December 31,
                                                           ----------------------      ---------------------
                                                            1999           1998          1999          1998
                                                           -------       -------       --------       ------
                                                                                (unaudited)
Revenue:
     CRM services                                          $18,630       $13,810       $ 60,665       $44,212
     Catalog/distributor                                         -             -              -         6,165
                                                           -------       -------       --------       -------
     Total revenue                                          18,630        13,810         60,665        50,377
Cost of revenue:
     CRM services                                           12,602         9,670         41,539        30,196
     Catalog/distributor                                         -             -              -         5,135
                                                           -------       -------       --------       -------
     Total cost of revenue                                  12,602         9,670         41,539        35,331
Gross profit:
     CRM services                                            6,028         4,140         19,126        14,016
     Catalog/distributor                                         -             -              -         1,030
                                                           -------       -------       --------       -------
     Total gross profit                                      6,028         4,140         19,126        15,046
Selling, general and administrative expenses                10,288         3,818         28,939        13,457
                                                           -------       -------       --------       -------
     Operating income (loss)                                (4,260)          322         (9,813)        1,589
Interest income, net                                           404            68            774           138
Gain from sale of catalog/distributor                            -             -             80         2,525
                                                           -------       -------       --------       -------
     Income (loss) before income taxes                      (3,856)          390         (8,959)        4,252
     Income tax expense (benefit)                           (1,129)          157         (1,650)        1,702
                                                           -------       -------       --------       -------
     Net income (loss)                                      (2,727)          233         (7,309)        2,550
Preferred A dividends                                            -           (18)             -          (36)
Preferred C and D cumulative dividends                        (200)            -         (1,265)            -
Excess of redemption of preferred stock over stated              -             -         (1,941)            -
 value
                                                           -------       -------       --------       -------
Income (loss) available to common stockholders             $(2,927)      $   215       $(10,515)      $ 2,514
                                                           -------       -------       --------       -------
Net income (loss) per common share:
     Basic                                                 $ (0.10)      $  0.01       $  (0.49)      $  0.12
                                                           -------       -------       --------       -------
     Diluted                                               $ (0.10)      $  0.01       $  (0.49)      $  0.09
                                                           -------       -------       --------       -------
     Pro forma-basic                                       $ (0.08)      $  0.01       $  (0.20)      $  0.10
                                                           =======       =======       ========       =======
     Pro forma-diluted                                     $ (0.08)      $  0.01       $  (0.20)      $  0.09
                                                           =======       =======       ========       =======
Number of shares used in per share computations:
     Basic                                                  28,151        21,269         21,300        21,004
                                                           =======       =======       ========       =======
     Diluted                                                28,151        30,479         21,300        30,356
                                                           =======       =======       ========       =======
     Pro forma-basic                                        35,242        25,888         35,798        25,623
                                                           =======       =======       ========       =======
     Pro forma-diluted                                      35,242        30,479         35,798        30,356
                                                           =======       =======       ========       =======

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                                  SIGNATURES*

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                RAINMAKER SYSTEMS, INC.
                                              -------------------------
                                                     (Registrant)

      April 3, 2000                              /s/   Michael Silton
-----------------------------                 -------------------------
        Date                                          (Signature)*

* Print name and title of the                 By:    Michael Silton
  signing officer under his signature.        Title: Chairman of the Board,
                                                     President and Chief
                                                     Executive Officer

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